                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): MAY 21, 2003


                            WAYPOINT FINANCIAL CORP.
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                           0-22399                 25-1872581
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(State or Other Jurisdiction       (Commission File No.)     (I.R.S. Employer
of Incorporation)                                           Identification No.)



235 N. Second Street, Harrisburg, PA                                  17101
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEMS 1, 2, 3, 4 AND 6:    Not Applicable

ITEM 5. David E. Zuern Named President and CEO of Waypoint Financial Corp.; Company Appoints Two to Sr. Exec. VP Positions (See attached Press Release)



ITEM 7. Financial Statements, Pro Forma Financial Information, and Exhibits

            A. Exhibit 99.1 - Press Release

ITEM 8 - 12 Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   WAYPOINT FINANCIAL CORP.



DATE: May 21, 2003                 By: /S/David E. Zuern
                                       ------------------------
                                       David E. Zuern
                                       President-Chief Executive Officer